UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2010

Align Technology
(Exact name of registrant as specified in its charter)

Delaware	0-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

881 Martin Avenue Santa Clara, California	95050
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (408) 470-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On January 14, 2010, Align Technology, Inc. ("Align") issued a press release announcing a new distributor for parts of Europe, the Middle East and Africa. As part of the distribution agreement for EMEA, Gil Laks, Align's vice president, International will transition from his current position and assume ownership of the distributor, which will have sole distribution rights for the Invisalign system in over 85 countries. Mr. Laks will continue as vice president, International through the first quarter of 2010. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press release, dated January 14, 2010.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Align Technology (Registrant)
January 14, 2010 (Date)	/s/ KENNETH B. AROLA Kenneth B. Arola Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued January 14, 2010